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                                                                   EXHIBIT 10.54

          SERIES D WARRANT HOLDERS REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered
into as of August    , 1996, by and among PARACELSUS HEALTHCARE CORPORATION, a
California corporation (together with its permitted successors and assigns, the "Company"), and the persons whose signatures appear on the execution pages of this Agreement (collectively, and with any subsequent holders of Registrable Shares (as defined below), the "Holders").

     WHEREAS, in connection with that certain Amended and Restated Merger Agreement dated as of May 29, 1996 (as further amended from time to time in accordance with the terms thereof (the "Merger Agreement"), by and among the Company, Champion Healthcare Corporation, a Delaware corporation, and PC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, the Company has agreed to provide the Holders with the registration rights set forth in this Agreement;

     NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be bound hereby, agree as follows:

SECTION 1. Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     Affiliate: With respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "con trolled" have meanings correlative to the foregoing.

     Agreement:  See the introductory clauses hereof.

     Business Day: Any day that is not a Saturday, a Sunday, a legal holiday or a day on which banking institutions in the States of New York or Texas are not required to be open.

     Company:  See the introductory clauses hereof.

     Company Common Stock: The common stock, no stated value per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. After the date hereof, if the Company Common Stock has been so reclassified or


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changed, or if the Company pays a dividend or makes a distribution of the
Company Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of the Company Common Stock into a greater (or smaller) number of shares of the Company Common Stock, a share of the Company Common Stock shall be deemed to be such number of shares of capital stock and amount of other securities to which a holder of a share of the Company Common Stock outstanding immediately prior to such reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

     Delay Period:  See Section 2(c) hereof.

     Demand Notice:  See Section 2(a) hereof.

     Demand Registration:  See Section 2(b) hereof.

     Effectiveness Period:  See Section 2(c) hereof.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Holders:  See the introductory clauses hereof.

     indemnified party:  See Section 8(c) hereof.

     indemnifying party:  See Section 8(c) hereof.

     Losses:  See Section 8(a) hereof.

     Merger Agreement:  See the introductory clauses hereof.

     person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Piggyback Registration:  See Section 3(a) hereof.

     Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or any term sheet meeting the requirements of Rule 434), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.


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     Registrable Shares:  Each Share  until (i) a registration statement (other than the Registration Statement on Form S-4 effective prior to the date hereof) covering such Share has been declared effective by the SEC and such Share has been disposed of pursuant to such effective registration statement, (ii) such Shares can be sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force, but not Rule
144A) under the Securities Act are met or (iii) such Share is otherwise freely transferable under the Securities Act.

     Registration Statement: Any registration statement of the Company under the Securities Act that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC:  The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Shares: The shares of Company Common Stock issued or issuable upon exercise of warrants to purchase such shares, which warrants are held by the Holders as of the date of this Agreement as set forth on the signature pages hereto.

     underwritten registration or underwritten offering: A registration or offering in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. Demand Registration.

     (a) The Holders of 50% or more of the then existing Registrable Shares shall have the right, by written notice (the "Demand Notice") given to the Company so long as this Agreement has not been terminated in accordance with
Section 9.1 hereof, to request that the Company register under and in accordance with the provisions of the Securities Act all or part of the Registrable Shares designated by such holders. The Demand Notice shall specify shall specify the amount of Registrable Shares to be registered and the intended methods of disposition thereof. The Holders shall be entitled in the aggregate to one Demand Registration pursuant to this Section 2 unless a Demand Registration did not become effective or was not maintained effective for a period


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(whether or not continuous) of at least 120 days or such shorter period at the end of which all Registrable Shares covered by such Demand Registration have been sold pursuant thereto, in which case the Holders will be entitled in the aggregate to one additional Demand Registration pursuant hereto for each instance in which the condition set forth above had not been satisfied.

     (b) The Company shall file with, and shall use reasonable best efforts to cause to be declared effective by, the SEC within 90 days of the date on which the Company first receives the Demand Notice given by the Holders pursuant to
Section 2 hereof, a Registration Statement under the Securities Act relating to the number of Registrable Shares specified in such Demand Notice (a "Demand Registration"); provided, that the Company shall have the right for a reasonable period of time not in excess of 90 days (exercisable by delivery of reasonable notice to the Holders of Registrable Shares included in such Registration Statement) to delay the filing of such Registration Statement if, in the Company's good faith exercise of its reasonable business judgment, (i) such registration and offering would adversely affect or interfere with a pending bona fide corporate transaction involving, or any bona fide financing by, the Company, (ii) the Company is in possession of material information that it determines, if disclosed in a registration statement, would have a material adverse effect on the business or operations of the Company and would not otherwise be required under law to be publicly disclosed or (iii) the Company is engaged in a program for the purchase of any shares of Company Common Stock, unless such repurchase program and the requested registration may proceed concurrently pursuant to an exemption from Rule 10b6 under the Exchange Act; provided, that the Company may so delay the filing of such Registration Statement with respect to any one Demand Registration twice, but no more than twice, in any twelve-month period.

     (c) The Company agrees to use reasonable best efforts to keep any Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of Registrable Shares for a period of 120 days from the date on which the SEC declares such Registration Statement effective or such shorter period which will terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement. The foregoing notwithstanding, the Company shall have the right to suspend the use of the Registration Statement for a reasonable length of time not exceeding with respect to any one Demand Registration an aggregate of 90 days (a "Delay Period") if and only if in the good faith exercise of the Company's reasonable business judgment (i) such use would adversely affect or interfere with a pending bona fide corporate transaction involving, or any bona fide financing by, the Company, (ii) the Company is in possession of material information that it determines, if disclosed in a registration statement, would have a material adverse effect on the business or operations of the Company and would not

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otherwise be required under law to be publicly disclosed or (iii) the Company is engaged in a program for the purchase of any shares of Company Common Stock, unless such repurchase program and the requested registration may proceed concurrently pursuant to an exemption from Rule 10b6 under the Exchange Act; provided, that the Company may so suspend sales with respect to any one Demand Registration twice, but no more than twice, in any twelve month period. The Company shall provide written notice to the Holders of the beginning and end of each Delay Period and the Holders shall cease all disposition efforts with respect to Registrable Shares held by them immediately upon receipt of notice of the beginning of any Delay Period. The period for which the Company is required to maintain the effectiveness of the Registration Statement shall be extended by the aggregate number of days of all Delay Periods. Such period, including the extension thereof required by the preceding sentence, is hereafter referred to as the "Effectiveness Period."

     (d) In the case of a proposed offering pursuant to a Demand Registration, the Company may, in its sole discretion, include shares of Company Common Stock in such Demand Registration (whether for the account of the Company or otherwise, including without limitation shares of Company Common Stock held by security holders, if any, who have piggyback registration rights with respect thereto) on the same terms and conditions as the Registrable Shares. Notwithstanding the foregoing, if the Company or, in case of any underwritten public offering, the managing underwriter or underwriters participating in such offering conclude that the total amount of shares of Company Common Stock requested to be included in such Demand Registration exceeds the amount which can be sold without materially and adversely delaying or affecting the success of the offering, then the amount of securities to be offered for the account of all holders other than the Company and the Holders shall be reduced (to zero if necessary) pro rata on the basis of the number of shares of Company Common Stock requested to be registered by each such Holder. If, after such cut back, the Company or such underwriter concludes that the total amount of securities to be included in such Demand Registration still materially and adversely affects the success of such offering, then the amount of securities to be offered for the account of the Company shall be reduced (to zero if necessary).

     (e) If at any time the Holders of two-thirds of the Registrable Shares which were requested to be included pursuant to Section 2(a) shall, by written notice to the Company, request the Registration Statement not be declared effective or otherwise request a termination or withdrawal of the Registration Statement, and no Shares included in such Registration Statement have been sold pursuant thereto, then provided such requesting Holders reimburse the Company for its out of picket costs incurred in connection with complying with the request to register such Shares, the Company shall terminate such registration statement and the Company's obligation under paragraph 2(a) shall continue as though such request to file a Registration Statement

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thereunder shall not have been made; provided, that the holders may not give a
Demand Notice within six months of the date the Company terminates or withdraws such Registration Statement.

SECTION 3. Piggyback Registration.

     (a) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of Company Common Stock (other than a registration statement (i) on Form S-4 or S-8 or any successor forms thereto, or (ii) filed solely in connection with an exchange offer or dividend reinvestment plan) whether or not for its own account, then the Company shall give written notice of such proposed filing to the Holders at least twenty five days before the anticipated filing date. Such notice shall offer the Holders the opportunity to register such amount of Registrable Shares as they may request (a "Piggyback Registration"). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within twenty days after notice has been given to the applicable holder. The Holders shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration by giving written notice to the Company at least one Business Day prior to the expected or actual effective date of such Piggyback Registration.

     (b) Priority on Piggyback Registrations. The Company shall permit the Holders to include all such Registrable Shares on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the Company or an underwriter participating in such offering concludes in good faith that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold without materially and adversely delaying or affecting the success of the offering, then the amount of securities to be offered for the account of the Holders shall be reduced in the following manner:

           (i) if such Piggyback Registration was initiated as a result of a primary registration on behalf of the Company, (and not a secondary on behalf of holders of securities of the Company pursuant to a holders demand registration right), the amount of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on a basis of the number of capital stock equivalents requested to be registered by each such older participating in such offering; and

           (ii) if such Piggyback Registration was initiated by a stockholder demand for an underwritten secondary registration on behalf of holders of securities of the Company other than the Holders, the
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Company shall include in such registration: (x) first, up to the full number of common stock equivalents of such persons exercising "demand" registration rights, and (y) second, the number of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto in excess of the amount of securities such persons exercising "demand" registration rights propose to sell (allocated pro rata on the basis of the number of common stock equivalents requested to be registered by such holders).

SECTION 4. Hold-Back Agreements.

     The Holders agree, if requested by the Company or the managing underwriter in connection with a public offering of equity securities of the Company (whether for the account of the Company or otherwise), not to effect any public sale or distribution of any shares of Company Common Stock, including a sale pursuant to Rule 144 (except as part of such underwritten registration), during a period equivalent to that requested by the Company or such underwriter, provided that such period shall not exceed 120 days in the first such offering by the Company and 90 days in all such offerings thereafter.

SECTION 5. Registration Procedures.

     In connection with the registration obligations of the Company and in accordance with Sections 2 and 3 hereof, the Company will use its best efforts to effect such registrations to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

     (a) Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Shares by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after such filing and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall, upon the written request of participating Holders, furnish or otherwise make available to such holders of the Registrable Shares covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, their counsel and such underwriters, if any, provided, however, that the Company shall not be required to deliver to such holders a copy of any such document that has not been materially changed from a copy of such document that was previously delivered to such holders. The Company shall not file any such Registration Statement or Prospectus or any amendments or
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supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Shares covered by such Registration Statement, their counsel or the managing underwriters, if any, shall reasonably object in writing on a timely basis unless, in the opinion of the Company, such filing is necessary to comply with applicable law.

     (b) Prepare and file with the SEC such amendments (including post-effective amendments) to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act.

     (c) Notify the Holders registering Registrable Shares as part of such Registration Statement, their counsel and the managing underwriters, if any, promptly and (if requested by any such person) confirm such notice in writing,
(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information regarding the Holders registering shares as part of such Registration Statement, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(j) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that in the case of the Registration Statement it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the
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lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction.

     (e) If requested by a Holder, furnish to counsel for the Holders and each managing underwriter, if any, without charge, one conformed copy of each Registration Statement as declared effective by the SEC and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, each amended preliminary prospectus, each final Prospectus and each post-effective amendment or supplement thereto, as the Holder may reasonably request in order to facilitate the disposition of the Registrable Shares covered by each Registration Statement in conformity with the requirements of the Securities Act.

     (f) Prior to any public offering of Registrable Shares, use reasonable best efforts to register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the holders of a majority of the Registrable Shares to which such public offering relates shall reasonably request in writing; and do any and all other reasonable acts or things necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of such Registrable Shares covered by the Registration Statement, provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a consent to general service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to service of process or taxation in any such jurisdiction where it is not then subject.

     (g) Except during any Delay Period, upon the occurrence of any event contemplated by Sections 5(c)(ii) or 5(c)(vi) above, prepare a supplement or post-effective amendment to each Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (h) Use its best efforts to cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange or quoted on each automated interdealer quotation system, if any, on which the shares of Company Common Stock are then listed or quoted.


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     (i) On or before the effective date of the Registration Statement, provide the transfer agent of the Company for the Registrable Shares with printed certificates for the Registrable Shares, which are in a form eligible for deposit with The Depository Trust Company.

     (j) If requested by the Holders of a majority of the Registrable Shares being sold, enter into one or more customary "firm commitment" or "best efforts" underwriting agreements, engagement letters, agency agreements or similar agreements, as appropriate, and in such connection, whether or not any such agreement is entered into and whether or not the Registration is an underwritten registration, the Company shall (i) make such representations and warranties to the holders of such Registrable Shares and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and if true, confirm the same if and when requested,
(ii) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to such Holders of the Registrable Shares being sold), addressed to each such selling Holder of Registrable Shares and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each such selling Holder of Registrable Shares (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

     (k) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the
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Securities Act, no later than forty-five (45) days after the end of any twelve
(12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Shares are sold to underwriters in a "firm commitment" or "best efforts" underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said twelve (12) month periods.

     The Company may require each seller of Registrable Shares as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Shares as the Company may, from time to time, request in writing and as, in the opinion of counsel for the Company, is required by law to effect such registration. If any such information with respect to a seller or such distribution of Registrable Shares is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Shareholder's Registrable Shares from such Registration Statement. Each seller of Registrable Shares agrees to notify the Company as promptly as practicable following its discovery of any material inaccuracy or material change in information so furnished by such seller to the Company or of the occurrence of any event that causes any prospectus relating to such registration to contain an untrue statement of a material fact or omit to state any material fact regarding such seller or such distribution of Registrable Shares that is required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     Each holder of Registrable Shares agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(v) or 5(c)(vi) hereof, that such Holder shall forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(g) hereof, or until such Holder is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus and, if requested by the Company, such Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request.

     Each holder of Registrable Shares further agrees not to utilize any material other than the applicable current Prospectus in connection with the offering of Registrable Shares pursuant to a Demand Registration or otherwise hereunder.

SECTION 6. Registration Expenses.

     (a) Whether or not any Registration Statement becomes effective, the Company shall pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including without limitation
(i) all registration and filing fees, (ii) fees and expenses of compliance with securities or Blue Sky laws, (iii) printing expenses (including without limitation expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter, if any, or by the Holders of a majority of the Registrable Shares included in any Registration Statement), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company and one special counsel for the sellers of Registrable Shares (subject to the provisions of Section 6(b) hereof), and (vi) fees and disbursements of all independent certified public accountants of the Company (including without limitation expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with the Registration Statement. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed. Notwithstanding the foregoing, each participating Holder shall pay all commissions, fees or discounts payable to brokers, dealers or underwriters and all transfer taxes in connection with the sale of its Registrable Shares.

     (b) In connection with any Demand Registration or Piggyback Registration (including any "shelf" registration in connection therewith) hereunder, the Company shall reimburse the Holders of the Registrable Shares being registered in such registration for the reasonable fees and disbursements of not more than one counsel (together with appropriate local counsel, if required) chosen by the Holders of a majority of all of such Registrable Shares.

SECTION 7. Underwritten Registrations.

     (a) Subject to Section 7(b) hereof, the Holders shall have the right, by written notice, to request that any Demand Registration be made pursuant to an underwritten offering.

     (b) In the case of any underwritten registration, the Company shall select (with the consent of the participating Holders) the institution or institutions that shall manage or lead the offering or placement. The Holders shall not be entitled to participate unless and until it or they shall enter into an underwriting or other agreement with such lead institutions for such offering in such form as the Company and such lead institutions shall reasonably determine.

SECTION 8. Indemnification.

     (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement or Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparing, investigating or defending such claim and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon information furnished in writing to the Company by such holder expressly for use therein or any violation or alleged violation by the Company of the Securities Act, Exchange Act or any other federal or state securities laws, rule or regulation applicable to the Company and relating to the action or inaction by the Company in connection with any such registration or qualification; provided, however, that the Company shall not be liable to any Holder of Registrable Shares to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided further, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

     (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law (but in no event in an amount to exceed the gross proceeds received by such Holder upon the sale of its Shares pursuant to such Registration Statement), the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and that such information was relied upon by the Company in preparation of such Registration Statement or Prospectus or amendment, supplement or preliminary prospectus.

     (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt written notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (l) the indemnifying party agrees in writing to pay such fees and expenses, (2) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or (c) in the judgment of counsel to such indemnified party a conflict of interest is reasonably likely to exist between such indemnified party and any other of such indemnified parties with respect to such proceeding (in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding); provided, however, that the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not, without the written consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

     (d) Contribution. If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms) or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 9. Miscellaneous.

     9.1 Termination. This Agreement and the obligations of the Company hereunder shall terminate on the earliest of (i) the tenth anniversary of the date hereof and (ii) the first date on which all Registrable Shares shall exist.

     9.2 Notices. All notices or communications hereunder shall be in writing (including telecopy or similar writing), addressed to the Holders as set forth on the signature pages hereto, and to the Company as follows:

           To the Company:

           Paracelsus Healthcare Corporation
           515 West Greens Road, Suite 800
           Houston, Texas  77067
           Attention: Robert C. Joyner,
           Senior Vice President and General Counsel
           Telecopier No.: 713-873-6686

           With a copy to:

           Skadden, Arps, Slate, Meagher & Flom
           300 South Grand Avenue, Suite 3400
           Los Angeles, CA 90071
           Attention: Thomas C. Janson, Jr.
           Telecopier No.: (213) 687-5600

     Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, (ii) one business day after being deposited with a next-day courier, postage prepaid, or (iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

     9.3 Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

     9.4 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by the Holder so long as such assignee becomes a party to and fully bound by this Agreement prior to or concurrently with such assignment.

     9.5 Entire Agreement. This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof. This Agreement may be amended at any time by mutual written agreement of the parties hereto.

     9.6 Publicity. Each of the Holders and the Company agree that no public release or announcement concerning the transactions contemplated hereby shall be issued by either party without the prior consent of the other party, except to the extent that the Holders or the Company is advised by counsel that such release or announcement is necessary or advisable under applicable law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall provide the other party with an opportunity to review and comment on such release or announcement in advance of its issuance.

     9.7 Expenses. Except as otherwise specifically provided in Section 6 hereof, whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with theis Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

     9.8 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

     9.10 Governing Law; Venue. This Agreement shall be construed, interpreted, and governed in accordance with the laws of the State of Incorporation of Paracelsus, without reference to rules relating to conflicts of law.

     9.11 Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

     9.12 No Inconsistent Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement or otherwise conflicts with the provisions hereof.

     9.13 Participation by Holders. Each Holder hereby agrees that it may not participate in any offering hereunder unless it (i) agrees to sell the Registrable Shares to be included by it therein in the manner and upon the terms and conditions provided in any underwriting or other agreement approved by the persons entitled hereunder to determine the method of distribution thereof and (ii) completes and executes such questionnaires, powers of attorney, indemnities, underwriting agreements or other similar documents reasonably required in accordance with the terms hereof or any agreement contemplated by the foregoing clause (i).

     9.14 Amendment. This Agreement, as to any amendment of rights, may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment action or omission to act given by the Holders of at lease a majority of the then existing Registrable Shares. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                            PARACELSUS HEALTHCARE CORPORATION


                            By: \s\ CHARLES R. MILLER
                               ------------------------------------
                               Name:   Charles R. Miller
                               Title:  President & COO


                            BAHRAIN INTERNATION BANK E.C.
                            Metro Center
                            One Station Place
                            Stamford, Connecticut  06902
                            Telephone:  (203) 353-5711
                            Telecopy:   (203) 353-5719

                            By: \s\ SAMEER AL ARADI
                               ------------------------------------
                               Name:   Sameer Al Aradi
                               Title:  Chief Financial Officer


                               ------------------------------------
                               Raphael A. Luccasen, Jr.
                               2121 Viking Circle
                               Vestavia Hills, Alabama  35216
                               Telephone:  (205) 823-4641
                               Telecopy:   (205) 985-2430


                               \s\ KATHY A CONNOR
                               ------------------------------------
                               2130 Russet Meadows Drive
                               Birmingham, Alabama  35244
                               Telephone:  (205) 428-2277
                               Telecopy:   (205) 428-9030


                               ------------------------------------
                               Thomas M. Rodgers, Jr.
                               1466 West Wesley Road
                               Atlanta, Georgia  30327
                               Telephone:  (404) 351-7744
                               Telecopy:   (404) 351-7117

            COMMON SHAREHOLDERS REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered
into as of August    , 1996, by and among PARACELSUS HEALTHCARE CORPORATION, a
California corporation (together with its permitted successors and assigns, the "Company"), and the persons whose signatures appear on the execution pages of this Agreement (collectively, and with any subsequent holders of Registrable Shares (as defined below) pursuant to the terms hereof, the "Holders").

     WHEREAS, in connection with that certain Amended and Restated Merger Agreement dated as of May 29, 1996 (as further amended from time to time in accordance with the terms thereof (the "Merger Agreement"), by and among the Company, Champion Healthcare Corporation, a Delaware corporation, and PC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, the Company has agreed to provide the Holders, including the holders of Registrable Shares representing the right to acquire 1% or more of the shares of the Company Common Stock (as defined below) (the "Major Holders" as identified on the signature pages hereto) and certain of their affiliates (the "affiliated holders" as identified on the signature pages hereto, who together with the Major Holders, constitute the Holders) with the registration rights set forth in this Agreement;

     NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be bound hereby, agree as follows:

SECTION 1. Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     Affiliate: With respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "con trolled" have meanings correlative to the foregoing.

     Agreement:  See the introductory clauses hereof.

     Business Day: Any day that is not a Saturday, a Sunday, a legal holiday or a day on which banking institutions in the States of New York or Texas are not required to be open.

     Company:  See the introductory clauses hereof.

     Company Common Stock: The common stock, no stated value per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. After the date hereof, if the Company Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution of the Company Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of the Company Common Stock into a greater (or smaller) number of shares of the Company Common Stock, a share of the Company Common Stock shall be deemed to be such number of shares of capital stock and amount of other securities to which a holder of a share of the Company Common Stock outstanding immediately prior to such reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

     Delay Period:  See Section 2(c) hereof.

     Demand Notice:  See Section 2(a) hereof.

     Demand Registration:  See Section 2(b) hereof.

     Effectiveness Period:  See Section 2(c) hereof.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Holders:  See the introductory clauses hereof.

     indemnified party:  See Section 8(c) hereof.

     indemnifying party:  See Section 8(c) hereof.

     Losses:  See Section 8(a) hereof.

     Merger Agreement:  See the introductory clauses hereof.

     person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Piggyback Registration:  See Section 3(a) hereof.

     Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or any term sheet meeting the requirements of Rule 434), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Registrable Shares: Each Share until (i) a registration statement (other than the Registration Statement on Form S-4 effective prior to the date hereof) covering such Shares has been declared effective by the SEC and such Share has been disposed of pursuant to such effective registration statement, (ii) such Shares can be sold pursuant to Rule 145((d)(3) (or any successor provision then in force) under the Securities Act or (iii) such Share is otherwise freely transferable under the Securities Act.

     Registration Statement: Any registration statement of the Company under the Securities Act that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC:  The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Shares: The shares of Company Common Stock beneficially owned immediately after the effective time of the merger contemplated by the Merger Agreement by the Holders set forth on the signature pages hereto.

     underwritten registration or underwritten offering: A registration or offering in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. Demand Registration.

     (a ) The Holders of 25% or more of the then existing Registrable Shares held by all Major Holders shall have the right, by written notice (the "Demand Notice") given to the Company so long as this Agreement has not been terminated in accordance with Section 9.1 hereof, to request that the Company register under and in accordance with the provisions of the Securities Act all or part of the Registrable Shares designated by such holders; provided, that the Demand Notice may not be exercised prior to 180 days after the date of this Agreement. The Demand Notice shall specify shall specify the amount of Registrable Shares to be registered and the intended methods of disposition thereof. The Major Holders shall be entitled in the aggregate to one Demand Registration pursuant to this
Section 2 unless a Demand Registration did not become effective or was not maintained effective for a period (whether or not continuous) of at least 120 days or such shorter period at the end of which all Registrable Shares covered by such Demand Registration have been sold pursuant thereto, in which case the Holders will be entitled in the aggregate to one additional Demand Registration pursuant hereto for each instance in which the condition set forth above had not been satisfied.

     (b ) The Company shall file with, and shall use reasonable best efforts to cause to be declared effective by, the SEC within 90 days of the date on which the Company first receives the Demand Notice given by the Major Holders pursuant to Section 2 hereof, a Registration Statement under the Securities Act relating to the number of Registrable Shares specified in such Demand Notice (a "Demand Registration"); provided, that the Company shall have the right for a reasonable period of time not in excess of 90 days (exercisable by delivery of reasonable notice to the Major Holders of Registrable Shares included in such Registration Statement) to delay the filing of such Registration Statement if, in the Company's good faith exercise of its reasonable business judgment, (i) such registration and offering would adversely affect or interfere with a pending bona fide corporate transaction involving, or any bona fide financing by, the Company, (ii) the Company is in possession of material information that it determines, if disclosed in a registration statement, would have a material adverse effect on the business or operations of the Company and would not otherwise be required under law to be publicly disclosed or (iii) the Company is engaged in a program for the purchase of any shares of Company Common Stock, unless such repurchase program and the requested registration may proceed concurrently pursuant to an exemption from Rule 10b6 under the Exchange Act; provided, that the Company may so delay the filing of such Registration Statement with respect to any one Demand Registration twice, but no more than twice, in any twelve-month period.

     (c ) The Company agrees to use reasonable best efforts to keep any Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of Registrable Shares for a period of 120 days from the date on which the SEC declares such Registration Statement effective or such shorter period which will terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement. The foregoing notwithstanding, the Company shall have the right to suspend the use of the Registration Statement for a reasonable length of time not exceeding with respect to any one Demand Registration an aggregate of 90 days (a "Delay Period") if and only if in the good faith exercise of the Company's reasonable business judgment (i) such use would adversely affect or interfere with a pending bona fide corporate transaction involving, or any bona fide financing by, the Company, (ii) the Company is in possession of material information that it determines, if disclosed in a registration statement, would have a material adverse effect on the business or operations of the Company and would not otherwise be required under law to be publicly disclosed or (iii) the Company is engaged in a program for the purchase of any shares of Company Common Stock, unless such repurchase program and the requested registration may proceed concurrently pursuant to an exemption from Rule 10b-6 under the Exchange Act; provided, that the Company may so suspend sales with respect to any one Demand Registration twice, but no more than twice, in any twelvemonth period. The Company shall provide written notice to the Major Holders of the beginning and end of each Delay Period and the Major Holders shall cease all disposition efforts with respect to Registrable Shares held by them immediately upon receipt of notice of the beginning of any Delay Period. The period for which the Company is required to maintain the effectiveness of the Registration Statement shall be extended by the aggregate number of days of all Delay Periods. Such period, including the extension thereof required by the preceding sentence, is hereafter referred to as the "Effectiveness Period."

     (d ) In the case of a proposed offering pursuant to a Demand Registration, the Company may, in its sole discretion, include shares of Company Common Stock in such Demand Registration (whether for the account of the Company or otherwise, including without limitation shares of Company Common Stock held by security holders, if any, who have piggyback registration rights with respect thereto) on the same terms and conditions as the Registrable Shares. Notwithstanding the foregoing, if the Company or, in case of any underwritten public offering, the managing underwriter or underwriters participating in such offering conclude that the total amount of shares of Company Common Stock requested to be included in such Demand Registration exceeds the amount which can be sold without materially and adversely delaying or affecting the success of the offering, then the amount of securities to be offered for the account of all holders other than the Company and the Major Holders shall be reduced (to zero if necessary) pro rata on the basis of the number of shares of Company Common Stock requested to be registered by each such Holder. If, after such cut back, the Company or such underwriter concludes that the total amount of securities to be included in such Demand Registration still materially and adversely affects the success of such offering, then the amount of securities to be offered for the account of the Company shall be reduced (to zero if necessary).

     (e ) If at any time the Major Holders of two-thirds of the Registrable Shares which were requested to be included pursuant to Section 2(a) shall, by written notice to the Company, request the Registration Statement not be declared effective or otherwise request a termination or withdrawal of the Registration Statement, and no Shares included in such Registration Statement have been sold pursuant thereto, then provided such requesting Major Holders reimburse the Company for its out of picket costs incurred in connection with complying with the request to register such Shares, the Company shall terminate such registration statement and the Company's obligation under paragraph 2(a) shall continue as though such request to file a Registration Statement thereunder shall not have been made; provided, that the holders may not give a Demand Notice within six months of the date the Company terminates or withdraws such Registration Statement.

SECTION 3. Piggyback Registration.

     (a ) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of Company Common Stock (other than a registration statement (i) on Form S-4 or S-8 or any successor forms thereto, or (ii) filed solely in connection with an exchange offer or dividend reinvestment plan) whether or not for its own account, then the Company shall give written notice of such proposed filing to the Holders at least twenty five days before the anticipated filing date. Such notice shall offer the Holders the opportunity to register such amount of Registrable Shares as they may request (a "Piggyback Registration"). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within ten Business days after notice has been given to the applicable holder. The Holders shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration by giving written notice to the Company at least one Business Day prior to the expected or actual effective date of such Piggyback Registration.

     (b ) Priority on Piggyback Registrations. The Company shall permit the Holders to include all such Registrable Shares on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the Company or an underwriter participating in such offering concludes in good faith that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold without materially and adversely delaying or affecting the success of the offering, then the amount of securities to be offered for the account of the Holders shall be reduced in the following manner:

           (i) if such Piggyback Registration was initiated as a result of a primary registration on behalf of the Company, (and not a secondary on behalf of holders of securities of the Company pursuant to a holders demand registration right), the amount of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on a basis of the number of capital stock equivalents requested to be registered by each such older participating in such offering; and

           (ii) if such Piggyback Registration was initiated by a stockholder demand for an underwritten secondary registration on behalf of holders of securities of the Company other than the Holders, the Company shall include in such registration: (x) first, up to the full number of common stock equivalents of such persons exercising "demand" registration rights, and (y) second, the number of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto in excess of the amount of securities such persons exercising "demand" registration rights propose to sell (allocated pro rata on the basis of the number of common stock equivalents requested to be registered by such holders).

SECTION 4. Hold-Back Agreements.

     The Holders agree, if requested by the Company or the managing underwriter in connection with a public offering of equity securities of the Company (whether for the account of the Company or otherwise), not to effect any public sale or distribution of any shares of Company Common Stock, including a sale pursuant to Rule 144 (except as part of such underwritten registration), during a period equivalent to that requested by the Company or such underwriter, provided that such period shall not exceed 120 days in the first such offering by the Company and 90 days in all such offerings thereafter.

SECTION 5. Registration Procedures.

     In connection with the registration obligations of the Company and in accordance with Sections 2 and 3 hereof, the Company will use its best efforts to effect such registrations to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

     (a) Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Shares by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after such filing and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall, upon the written request of participating Holders, furnish or otherwise make available to such holders of the Registrable Shares covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, their counsel and such underwriters, if any, provided, however, that the Company shall not be required to deliver to such holders a copy of any such document that has not been materially changed from a copy of such document that was previously delivered to such holders. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Shares covered by such Registration Statement, their counsel or the managing underwriters, if any, shall reasonably object in writing on a timely basis unless, in the opinion of the Company, such filing is necessary to comply with applicable law.

     (b) Prepare and file with the SEC such amendments (including post-effective amendments) to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act.

     (c) Notify the Holders registering Registrable Shares as part of such Registration Statement, their counsel and the managing underwriters, if any, promptly and (if requested by any such person) confirm such notice in writing,
(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information regarding the Holders registering shares as part of such Registration Statement, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(j) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that in the case of the Registration Statement it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction.

     (e ) If requested by a Holder, furnish to counsel for the Holders and each managing underwriter, if any, without charge, one conformed copy of each Registration Statement as declared effective by the SEC and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, each amended preliminary prospectus, each final Prospectus and each post-effective amendment or supplement thereto, as the Holder may reasonably request in order to facilitate the disposition of the Registrable Shares covered by each Registration Statement in conformity with the requirements of the Securities Act.

     (f ) Prior to any public offering of Registrable Shares, use reasonable best efforts to register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the holders of a majority of the Registrable Shares to which such public offering relates shall reasonably request in writing; and do any and all other reasonable acts or things necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of such Registrable Shares covered by the Registration Statement, provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a consent to general service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to service of process or taxation in any such jurisdiction where it is not then subject.

     (g) Except during any Delay Period, upon the occurrence of any event contemplated by Sections 5(c)(ii) or 5(c)(vi) above, prepare a supplement or post-effective amendment to each Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (h) Use its best efforts to cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange or quoted on each automated interdealer quotation system, if any, on which the shares of Company Common Stock are then listed or quoted.

     (i) On or before the effective date of the Registration Statement, provide the transfer agent of the Company for the Registrable Shares with printed certificates for the Registrable Shares, which are in a form eligible for deposit with The Depository Trust Company.

     (j) If requested by the Holders of a majority of the Registrable Shares being sold, enter into one or more customary "firm commitment" or "best efforts" underwriting agreements, engagement letters, agency agreements or similar agreements, as appropriate, and in such connection, whether or not any such agreement is entered into and whether or not the Registration is an underwritten registration, the Company shall (i) make such representations and warranties to the holders of such Registrable Shares and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and if true, confirm the same if and when requested,
(ii) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to such Holders of the Registrable Shares being sold), addressed to each such selling Holder of Registrable Shares and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each such selling Holder of Registrable Shares (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

     (k) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities Act, no later than forty-five
(45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year)
(i) commencing at the end of any fiscal quarter in which Registrable Shares are sold to underwriters in a "firm commitment" or "best efforts" underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said twelve (12) month periods.

     The Company may require each seller of Registrable Shares as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Shares as the Company may, from time to time, request in writing and as, in the opinion of counsel for the Company, is required by law to effect such registration. If any such information with respect to a seller or such distribution of Registrable Shares is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Shareholder's Registrable Shares from such Registration Statement. Each seller of Registrable Shares agrees to notify the Company as promptly as practicable following its discovery of any material inaccuracy or material change in information so furnished by such seller to the Company or of the occurrence of any event that causes any prospectus relating to such registration to contain an untrue statement of a material fact or omit to state any material fact regarding such seller or such distribution of Registrable Shares that is required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     Each holder of Registrable Shares agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(v) or 5(c)(vi) hereof, that such Holder shall forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(g) hereof, or until such Holder is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus and, if requested by the Company, such Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request.

     Each holder of Registrable Shares further agrees not to utilize any material other than the applicable current Prospectus in connection with the offering of Registrable Shares pursuant to a Demand Registration or otherwise hereunder.

SECTION 6. Registration Expenses.

     (a) Whether or not any Registration Statement becomes effective, the Company shall pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including without limitation
(i) all registration and filing fees, (ii) fees and expenses of compliance with securities or Blue Sky laws, (iii) printing expenses (including without limitation expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter, if any, or by the Holders of a majority of the Registrable Shares included in any Registration Statement), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company and one special counsel for the sellers of Registrable Shares (subject to the provisions of Section 6(b) hereof), and (vi) fees and disbursements of all independent certified public accountants of the Company (including without limitation expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with the Registration Statement. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed. Notwithstanding the foregoing, each participating Holder shall pay all commissions, fees or discounts payable to brokers, dealers or underwriters and all transfer taxes in connection with the sale of its Registrable Shares.

     (b) In connection with any Demand Registration or Piggyback Registration (including any "shelf" registration in connection therewith) hereunder, the Company shall reimburse the Holders of the Registrable Shares being registered in such registration for the reasonable fees and disbursements of not more than one counsel (together with appropriate local counsel, if required) chosen by the Holders of a majority of all of such Registrable Shares.

SECTION 7. Underwritten Registrations.

     (a) Subject to Section 7(b) hereof, the Holders shall have the right, by written notice, to request that any Demand Registration be made pursuant to an underwritten offering.

     (b) In the case of any underwritten registration, the Company shall select (with the consent of the participating Holders) the institution or institutions that shall manage or lead the offering or placement. The Holders shall not be entitled to participate unless and until it or they shall enter into an underwriting or other agreement with such lead institutions for such offering in such form as the Company and such lead institutions shall reasonably determine.

SECTION 8. Indemnification.

     (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement or Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparing, investigating or defending such claim and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon information furnished in writing to the Company by such holder expressly for use therein or any violation or alleged violation by the Company of the Securities Act, Exchange Act or any other federal or state securities laws, rule or regulation applicable to the Company and relating to the action or inaction by the Company in connection with any such registration or qualification; provided, however, that the Company shall not be liable to any Holder of Registrable Shares to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided further, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

     (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law (but in no event in an amount to exceed the gross proceeds received by such Holder upon the sale of its Shares pursuant to such Registration Statement), the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and that such information was relied upon by the Company in preparation of such Registration Statement or Prospectus or amendment, supplement or preliminary prospectus.

     (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt written notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (l) the indemnifying party agrees in writing to pay such fees and expenses, (2) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or (c) in the judgment of counsel to such indemnified party a conflict of interest is reasonably likely to exist between such indemnified party and any other of such indemnified parties with respect to such proceeding (in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding); provided, however, that the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not, without the written consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

     (d) Contribution. If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms) or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. Notwithstanding the foregoing, any parties' contribution obligation pursuant to this Section 8(d) shall be subject to all limitations applicable to such parties' indemnification obligations as set forth in this
Section 8, including without limitation, the maximum liability of any Holder set forth in Section 8(b).

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 9. Miscellaneous.

     9.1 Termination. This Agreement and the obligations of the Company hereunder shall terminate on the earliest of (i) the tenth anniversary of the date hereof and (ii) the first date on which all Registrable Shares shall exist.

     9.2 Notices. All notices or communications hereunder shall be in writing (including telecopy or similar writing), addressed to the Holders as set forth on the signature pages hereto, and to the Company as follows:

           To the Company:

           Paracelsus Healthcare Corporation
           515 West Greens Road, Suite 800
           Houston, Texas  77067
           Attention: Robert C. Joyner,
           Senior Vice President and General Counsel
           Telecopier No.: 713-873-6686

           With a copy to:

           Skadden, Arps, Slate, Meagher & Flom
           300 South Grand Avenue, Suite 3400
           Los Angeles, CA 90071
           Attention: Thomas C. Janson, Jr.
           Telecopier No.: (213) 687-5600

     Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, (ii) one business day after being deposited with a next-day courier, postage prepaid, or (iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

     9.3 Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

     9.4 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by the Holder so long as such assignee becomes a party to and fully bound by this Agreement prior to or concurrently with such assignment.

     9.5 Entire Agreement. This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof. This Agreement may be amended at any time by mutual written agreement of the parties hereto.

     9.6 Publicity. Each of the Holders and the Company agree that no public release or announcement concerning the transactions contemplated hereby shall be issued by either party without the prior consent of the other party, except to the extent that the Holders or the Company is advised by counsel that such release or announcement is necessary or advisable under applicable law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall provide the other party with an opportunity to review and comment on such release or announcement in advance of its issuance.

     9.7 Expenses. Except as otherwise specifically provided in Section 6 hereof, whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the performance of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

     9.8 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

     9.10 Governing Law; Venue. This Agreement shall be construed, interpreted, and governed in accordance with the laws of the State of Incorporation of Paracelsus, without reference to rules relating to conflicts of law. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of incorporation of Paracelsus and the Federal courts of the United States of America located in the State of incorporation of Paracelsus Solely in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby, and hereby waive and agree not to assert, as a defense in any action, suite or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suite or proceedings may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in a State or Federal court in the State of incorporation of Paracelsus. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.2 hereof shall be valid and sufficient service hereof.

     9.11 Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

     9.12 No Inconsistent Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable

Shares in this Agreement or otherwise conflicts with the provisions hereof.

     9.13 Participation by Holders. Each Holder hereby agrees that it may not participate in any offering hereunder unless it (i) agrees to sell the Registrable Shares to be included by it therein in the manner and upon the terms and conditions provided in any underwriting or other agreement approved by the persons entitled hereunder to determine the method of distribution thereof and (ii) completes and executes such questionnaires, powers of attorney, indemnities, underwriting agreements or other similar documents reasonably required in accordance with the terms hereof or any agreement contemplated by the foregoing clause (i).

     9.14 Amendment. This Agreement, as to any amendment of rights, may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment action or omission to act given by the Holders of at lease a majority of the then existing Registrable Shares. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                            PARACELSUS HEALTHCARE CORPORATION

                            By: \s\ CHARLES R. MILLER
                               ------------------------------------
                               Name:   Charles R. Miller
                               Title:  President & COO


                            FRONTENAC VI LIMITED PARTNERSHIP
                            135 South LaSalle Street
                            Suite 8800
                            Chicago, Illinois  60603
                            Telephone:  (312) 368-0044
                            Telecopy:   (312) 368-9520

                            By:  Frontenac Company,
                                 its General Partner

                            By: \s\ LAURA P. PEARL
                               ------------------------------------
                               Name:   Laura P. Pearl
                               Title:  General Partner


                            FRONTENAC DIVERSIFIED III LIMITED
                            PARTNERSHIP
                            135 South LaSalle Street
                            Suite 8800
                            Chicago, Illinois  60603
                            Telephone:  (312) 368-0044
                            Telecopy:   (312) 368-9520

                            By:  Frontenac Company,
                                 its General Partner

                            By: \s\ LAURA P. PEARL
                               ------------------------------------
                               Name:   Laura P. Pearl
                               Title:  General Partner


                            EQUITY-LINKED INVESTORS - II*
                            c/o DESAI CAPITAL MANAGEMENT INC.
                            540 Madison Avenue - 36th Floor
                            New York, New York  10022
                            Telephone:  (212) 838-9191

                            Telecopy:   (212) 838-9807

                            By:  Rohit M. Desai Associates - II
                                 its General Partner

                            By:
                               ------------------------------------
                               Name:   Rohit M. Desai
                               Title:  General Partner


                            EQUITY-LINKED INVESTORS - LP*
                            c/o DESAI CAPITAL MANAGEMENT INC.
                            540 Madison Avenue - 36th Floor
                            New York, New York  10022
                            Telephone:  (212) 838-9191
                            Telecopy:   (212) 838-9807

                            By:  Rohit M. Desai Associates
                                 its General Partner

                            By:
                               ------------------------------------
                               Name:   Rohit M. Desai
                               Title:  General Partner


                            OLYMPUS PRIVATE PLACEMENT FUND, L.P.*
                            Metro Center, One Station Place
                            Stamford, Connecticut  06902
                            Telephone:  (203) 353-5903
                            Telecopy:   (203) 353-5910

                            By:  OGP Partners, L.P.
                                 its General Partner

                            By: \s\ JAMES A. CONROY
                               ------------------------------------
                               Name:   James A. Conroy
                               Title:  General Partner of
                                       the General Partner


                            EQUUS II INCORPORATED
                            292 Allen Parkway, Suite 2500
                            Houston, Texas  77019
                            Telephone:  (713) 529-0900
                            Telecopy:   (713) 529-9545

                            By: \s\ NOLAN LEHMANN
                               ------------------------------------
                               Name:   Nolan Lehmann
                               Title:  President


                            EQUUS CAPITAL PARTNERS
                            292 Allen Parkway, Suite 2500
                            Houston, Texas  77019
                            Telephone:  (713) 529-0900
                            Telecopy:   (713) 529-9545

                            By:  Equus Capital Partners
                                 its General Partner

                            By: \s\ NOLAN LEHMANN
                               ------------------------------------
                               Name:   Nolan Lehmann
                               Title:  President


                            WPG CORPORATE DEVELOPMENT
                            ASSOCIATES III, L.P.
                            One New York Plaza, 30th Floor
                            New York, New York  10004
                            Telephone:  (212) 908-9713
                            Telecopy:   (212) 908-0112

                            By:  WPG CDA III, L.P.

                            By: \s\ PETER B. PFISTER
                               ------------------------------------
                               Name:   Peter B. Pfister
                               Title:  General Partner

                            WPG CORPORATE DEVELOPMENT
                            ASSOCIATES III, (OVERSEAS) L.P.
                            Bank America House, Fort Street
                            George Town, Grand Cayman, BWI
                            Telephone:  (809) 949-7888
                            Telecopy:   (809) 949-7883

                            By:  \s\ ROBIN JARVIS
                               ------------------------------------
                               Name:   Robin Jarvis
                               Title:  Director

                            RFE CAPITAL PARTNERS, L.P.
                            36 Grove Street
                            New Canaan, Connecticut   06840
                            Telephone:  (203) 966-2800
                            Telecopy:   (203) 966-3109

                            By:  Norcon Associates
                                 its General Partner

                            By: \s\ ROBERT M. WILLIAMS
                               ------------------------------------
                               Name:   Robert M. Williams
                               Title:  General Partner


                            RFE INVESTMENT PARTNERS IV, L.P.
                            36 Grove Street
                            New Canaan, Connecticut   06840
                            Telephone:  (203) 966-2800
                            Telecopy:   (203) 966-3109

                            By:  RFE Associates IV, L.P.
                                 its General Partner

                            By: \s\ ROBERT M. WILLIAMS
                               ------------------------------------
                               Name:   Robert M. Williams
                               Title:  General Partner


                            WILLIAM BLAIR VENTURE PARTNERS III*
                            222 West Adams Street
                            Chicago, Illinois  60606  06840
                            Telephone:  (312) 364-8250
                            Telecopy:   (312) 236-1042

                            By:  William Blair Venture
                                 Management, its General Partner

                            By:
                               ------------------------------------
                               Name:   Gregg S. Newmark
                               Title:  General Partner


                            HANCOCK VENTURE PARTNERS III, L.P.
                            One Financial Center, 44th Floor
                            Boston, Massachusetts  02111
                            Telephone:  (617) 348-3721
                            Telecopy:   (617) 350-0305

                            By:  Back Bay Partners V.L.P.
                                 its General Partner

                            By:  John Hancock Venture Capital
                                 Management, Inc.

                            By:
                               ------------------------------------
                               Name:   Carol Anderson
                               Title:  Authorized Officer


                            JOHN HANCOCK VENTURE CAPITAL
                            FUND LIMITED PARTNERSHIP II*
                            One Financial Center, 44th Floor
                            Boston, Massachusetts  02111
                            Telephone:  (617) 348-3721
                            Telecopy:   (617) 350-0305

                            By:  Back Bay Partners V.L.P.
                                 its General Partner

                            By:  John Hancock Venture Capital
                                 Management, Inc.

                            By:
                               ------------------------------------
                               Name:   Carol Anderson
                               Title:  Authorized Officer


                            BAKER, FENTRESS & COMPANY*
                            200 West Madison Street
                            Chicago, Illinois  60606
                            Telephone:  (312) 236-9190
                            Telecopy:   (312) 236-6772

                            By:
                               ------------------------------------
                               Name:   Scott E. Smith
                               Title:  Vice President


                            VIRGINIA RETIREMENT SYSTEM*
                            1200 East Main Street
                            Richmond, Virginia  23219
                            Telephone:  (804) 344-3157 or 3146
                            Telecopy:   (804) 371-6635

                            By: \s\ ERWIN H. WILL, JR.
                               ------------------------------------
                               Name:   Erwin H. Will, Jr.
                               Title:  Chief Investment Officer


                            SPROUT GROWTH II, L.P.*
                            277 Park Avenue, 14th Floor
                            New York, New York  10172
                            Telephone:  (212) 892-3600
                            Telecopy:   (212) 892-3444

                            By:  DLJ Capital Corporation
                                 its Managing General Partner

                            By:
                               ------------------------------------
                               Name:   Janet A. Hickey
                               Title:


                            SPROUT CAPITAL VI, L.P.*
                            277 Park Avenue, 14th Floor
                            New York, New York  10172
                            Telephone:  (212) 892-3600
                            Telecopy:   (212) 892-3444

                            By:  DLJ Capital Corporation
                                 its Managing General Partner

                            By:
                               ------------------------------------
                               Name:   Janet A. Hickey
                               Title:


                            SPROUT GROWTH, L.P.*
                            277 Park Avenue, 14th Floor
                            New York, New York  10172
                            Telephone:  (212) 892-3600
                            Telecopy:   (212) 892-3444

                            By:  DLJ Capital Corporation
                                 its Managing General Partner

                            By:
                               ------------------------------------
                               Name:   Janet A. Hickey
                               Title:

                            DONALDSON, LUFKIN & JENRETTE, INC.*
                            277 Park Avenue, 14th Floor
                            New York, New York  10172
                            Telephone:  (212) 892-3600
                            Telecopy:   (212) 892-3444

                            By:
                               ------------------------------------
                               Name:   Robert E. Diemar
                               Title:


                            DLJ CAPITAL CORPORATION*
                            277 Park Avenue, 14th Floor
                            New York, New York  10172
                            Telephone:  (212) 892-3600
                            Telecopy:   (212) 892-3444

                            By:
                               ------------------------------------
                               Name:   Robert E. Diemar
                               Title:


                            FIRST INTERSTATE BANK OF
                            CALIFORNIA, Trustee*
                            707 Wilshire Boulevard, W 11-2
                            Los Angeles, California   90017
                            Telephone:  (213) 614-2408
                            Telecopy:   (213) 614-2460

                            By:
                               ------------------------------------
                               Name:
                               Title:


----------------
* - a Major Holder

           SERIES E WARRANT HOLDERS REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of August , 1996, by and among PARACELSUS HEALTHCARE CORPORATION, a California corporation (together with its permitted successors and assigns, the "Company"), and the persons whose signatures appear on the execution pages of this Agreement (collectively, and with any subsequent holders of Registrable Shares (as defined below), the "Holders").

     WHEREAS, in connection with that certain Amended and Restated Merger Agreement dated as of May 29, 1996 (as further amended from time to time in accordance with the terms thereof (the "Merger Agreement"), by and among the Company, Champion Healthcare Corporation, a Delaware corporation, and PC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, the Company has agreed to provide the Holders with the registration rights set forth in this Agreement;

     NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be bound hereby, agree as follows:

SECTION 1. Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     Affiliate: With respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "con trolled" have meanings correlative to the foregoing.

     Agreement:  See the introductory clauses hereof.

     Business Day: Any day that is not a Saturday, a Sunday, a legal holiday or a day on which banking institutions in the States of New York or Texas are not required to be open.

     Company:  See the introductory clauses hereof.

     Company Common Stock: The common stock, no stated value per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. After the date hereof, if the Company Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution of the Company Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of the Company Common Stock into a greater (or smaller) number of shares of the Company Common Stock, a share of the Company Common Stock shall be deemed to be such number of shares of capital stock and amount of other securities to which a holder of a share of the Company Common Stock outstanding immediately prior to such reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

     Delay Period:  See Section 2(c) hereof.

     Demand Notice:  See Section 2(a) hereof.

     Demand Registration:  See Section 2(b) hereof.

     Effectiveness Period:  See Section 2(c) hereof.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Holders:  See the introductory clauses hereof.

     indemnified party:  See Section 8(c) hereof.

     indemnifying party:  See Section 8(c) hereof.

     Losses:  See Section 8(a) hereof.

     Merger Agreement:  See the introductory clauses hereof.

     person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Piggyback Registration:  See Section 3(a) hereof.

     Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or any term sheet meeting the requirements of Rule 434), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     Registrable Shares: The Shares until (i) a registration statement (other than the Registration Statement on Form S-4 effective prior to the date hereof) covering such Shares has been declared effective by the SEC and such Shares has been disposed of pursuant to such effective registration statement, (ii) such Shares can be sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force, but not Rule
144A) under the Securities Act are met or (iii) such Share is otherwise freely transferable under the Securities Act.

     Registration Statement: Any registration statement of the Company under the Securities Act that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC:  The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Shares: The shares of Company Common Stock issued or issuable upon exercise of warrants to purchase such shares, which warrants are held by the Holders as of the date of this Agreement as set forth on the signature pages hereto.

     underwritten registration or underwritten offering: A registration or offering in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. Demand Registration.

     (a ) The Holders of 50% or more of the then existing Registrable Shares shall have the right, by written notice (the "Demand Notice") given to the Company so long as this Agreement has not been terminated in accordance with
Section 9.1 hereof, to request that the Company register under and in accordance with the provisions of the Securities Act all or part of the Registrable Shares designated by such holders. The Demand Notice shall specify shall specify the amount of Registrable Shares to be registered and the intended methods of disposition thereof. The Holders shall be entitled in the aggregate to one Demand Registration pursuant to this Section 2 unless a Demand Registration did not become effective or was not maintained effective for a period

(whether or not continuous) of at least 120 days or such shorter period at the end of which all Registrable Shares covered by such Demand Registration have been sold pursuant thereto, in which case the Holders will be entitled in the aggregate to one additional Demand Registration pursuant hereto for each instance in which the condition set forth above had not been satisfied.

     (b ) The Company shall file with, and shall use reasonable best efforts to cause to be declared effective by, the SEC within 90 days of the date on which the Company first receives the Demand Notice given by the Holders pursuant to
Section 2 hereof, a Registration Statement under the Securities Act relating to the number of Registrable Shares specified in such Demand Notice (a "Demand Registration"); provided, that the Company shall have the right for a reasonable period of time not in excess of 90 days (exercisable by delivery of reasonable notice to the Holders of Registrable Shares included in such Registration Statement) to delay the filing of such Registration Statement if, in the Company's good faith exercise of its reasonable business judgment, (i) such registration and offering would adversely affect or interfere with a pending bona fide corporate transaction involving, or any bona fide financing by, the Company, (ii) the Company is in possession of material information that it determines, if disclosed in a registration statement, would have a material adverse effect on the business or operations of the Company and would not otherwise be required under law to be publicly disclosed or (iii) the Company is engaged in a program for the purchase of any shares of Company Common Stock, unless such repurchase program and the requested registration may proceed concurrently pursuant to an exemption from Rule 10b6 under the Exchange Act; provided, that the Company may so delay the filing of such Registration Statement with respect to any one Demand Registration twice, but no more than twice, in any twelve-month period.

     (c ) The Company agrees to use reasonable best efforts to keep any Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of Registrable Shares for a period of 120 days from the date on which the SEC declares such Registration Statement effective or such shorter period which will terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement. The foregoing notwithstanding, the Company shall have the right to suspend the use of the Registration Statement for a reasonable length of time not exceeding with respect to any one Demand Registration an aggregate of 90 days (a "Delay Period") if and only if in the good faith exercise of the Company's reasonable business judgment (i) such use would adversely affect or interfere with a pending bona fide corporate transaction involving, or any bona fide financing by, the Company, (ii) the Company is in possession of material information that it determines, if disclosed in a registration statement, would have a material adverse effect on the business or operations of the Company and would not otherwise be required under law to be publicly disclosed or (iii) the Company is engaged in a program for the purchase of any shares of Company Common Stock, unless such repurchase program and the requested registration may proceed concurrently pursuant to an exemption from Rule 10b6 under the Exchange Act; provided, that the Company may so suspend sales with respect to any one Demand Registration twice, but no more than twice, in any twelvemonth period. The Company shall provide written notice to the Holders of the beginning and end of each Delay Period and the Holders shall cease all disposition efforts with respect to Registrable Shares held by them immediately upon receipt of notice of the beginning of any Delay Period. The period for which the Company is required to maintain the effectiveness of the Registration Statement shall be extended by the aggregate number of days of all Delay Periods. Such period, including the extension thereof required by the preceding sentence, is hereafter referred to as the "Effectiveness Period."

     (d ) In the case of a proposed offering pursuant to a Demand Registration, the Company may, in its sole discretion, include shares of Company Common Stock in such Demand Registration (whether for the account of the Company or otherwise, including without limitation shares of Company Common Stock held by security holders, if any, who have piggyback registration rights with respect thereto) on the same terms and conditions as the Registrable Shares. Notwithstanding the foregoing, if the Company or, in case of any underwritten public offering, the managing underwriter or underwriters participating in such offering conclude that the total amount of shares of Company Common Stock requested to be included in such Demand Registration exceeds the amount which can be sold without materially and adversely delaying or affecting the success of the offering, then the amount of securities to be offered for the account of all holders other than the Company and the Holders shall be reduced (to zero if necessary) pro rata on the basis of the number of shares of Company Common Stock requested to be registered by each such Holder. If, after such cut back, the Company or such underwriter concludes that the total amount of securities to be included in such Demand Registration still materially and adversely affects the success of such offering, then the amount of securities to be offered for the account of the Company shall be reduced (to zero if necessary).

     (e ) If at any time the Holders of two-thirds of the Registrable Shares which were requested to be included pursuant to Section 2(a) shall, by written notice to the Company, request the Registration Statement not be declared effective or otherwise request a termination or withdrawal of the Registration Statement, and no Shares included in such Registration Statement have been sold pursuant thereto, then provided such requesting Holders reimburse the Company for its out of picket costs incurred in connection with complying with the request to register such Shares, the Company shall terminate such registration statement and the Company's obligation under paragraph 2(a) shall continue as though such request to file a Registration Statement thereunder shall not have been made; provided, that the holders may not give a Demand Notice within six months of the date the Company terminates or withdraws such Registration Statement.

SECTION 3. Piggyback Registration.

     (a ) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of Company Common Stock (other than a registration statement (i) on Form S-4 or S-8 or any successor forms thereto, or (ii) filed solely in connection with an exchange offer or dividend reinvestment plan) whether or not for its own account, then the Company shall give written notice of such proposed filing to the Holders at least twenty five days before the anticipated filing date. Such notice shall offer the Holders the opportunity to register such amount of Registrable Shares as they may request (a "Piggyback Registration"). Subject to
Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within twenty days after notice has been given to the applicable holder. The Holders shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration by giving written notice to the Company at least one Business Day prior to the expected or actual effective date of such Piggyback Registration.

     (b ) Priority on Piggyback Registrations. The Company shall permit the Holders to include all such Registrable Shares on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the Company or an underwriter participating in such offering concludes in good faith that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold without materially and adversely delaying or affecting the success of the offering, then the amount of securities to be offered for the account of the Holders shall be reduced in the following manner:

           (i) if such Piggyback Registration was initiated as a result of a primary registration on behalf of the Company, (and not a secondary on behalf of holders of securities of the Company pursuant to a holders demand registration right), the amount of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on a basis of the number of capital stock equivalents requested to be registered by each such older participating in such offering; and

           (ii) if such Piggyback Registration was initiated by a stockholder demand for an underwritten secondary registration on behalf of holders of securities of the Company other than the Holders, the

Company shall include in such registration: (x) first, up to the full number of common stock equivalents of such persons exercising "demand" registration rights, and (y) second, the number of securities to be offered for the account of the Holders and other holders of securities who have piggyback registration rights with respect thereto in excess of the amount of securities such persons exercising "demand" registration rights propose to sell (allocated pro rata on the basis of the number of common stock equivalents requested to be registered by such holders).

SECTION 4. Hold-Back Agreements.

     The Holders agree, if requested by the Company or the managing underwriter in connection with a public offering of equity securities of the Company (whether for the account of the Company or otherwise), not to effect any public sale or distribution of any shares of Company Common Stock, including a sale pursuant to Rule 144 (except as part of such underwritten registration), during a period equivalent to that requested by the Company or such underwriter, provided that such period shall not exceed 120 days in the first such offering by the Company and 90 days in all such offerings thereafter.

SECTION 5. Registration Procedures.

     In connection with the registration obligations of the Company and in accordance with Sections 2 and 3 hereof, the Company will use its best efforts to effect such registrations to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

     (a) Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Shares by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after such filing and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall, upon the written request of participating Holders, furnish or otherwise make available to such holders of the Registrable Shares covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, their counsel and such underwriters, if any, provided, however, that the Company shall not be required to deliver to such holders a copy of any such document that has not been materially changed from a copy of such document that was previously delivered to such holders. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Shares covered by such Registration Statement, their counsel or the managing underwriters, if any, shall reasonably object in writing on a timely basis unless, in the opinion of the Company, such filing is necessary to comply with applicable law.

     (b) Prepare and file with the SEC such amendments (including post-effective amendments) to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act.

     (c) Notify the Holders registering Registrable Shares as part of such Registration Statement, their counsel and the managing underwriters, if any, promptly and (if requested by any such person) confirm such notice in writing,
(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information regarding the Holders registering shares as part of such Registration Statement, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(j) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that requires the making of any changes in such Registration Statement, Prospectus or documents incorporated or deemed to be incorporated therein by reference so that in the case of the Registration Statement it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction.

     (e ) If requested by a Holder, furnish to counsel for the Holders and each managing underwriter, if any, without charge, one conformed copy of each Registration Statement as declared effective by the SEC and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, each amended preliminary prospectus, each final Prospectus and each post-effective amendment or supplement thereto, as the Holder may reasonably request in order to facilitate the disposition of the Registrable Shares covered by each Registration Statement in conformity with the requirements of the Securities Act.

     (f ) Prior to any public offering of Registrable Shares, use reasonable best efforts to register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the holders of a majority of the Registrable Shares to which such public offering relates shall reasonably request in writing; and do any and all other reasonable acts or things necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of such Registrable Shares covered by the Registration Statement, provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a consent to general service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to service of process or taxation in any such jurisdiction where it is not then subject.

     (g) Except during any Delay Period, upon the occurrence of any event contemplated by Sections 5(c)(ii) or 5(c)(vi) above, prepare a supplement or post-effective amendment to each Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (h) Use its best efforts to cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange or quoted on each automated interdealer quotation system, if any, on which the shares of Company Common Stock are then listed or quoted.

     (i) On or before the effective date of the Registration Statement, provide the transfer agent of the Company for the Registrable Shares with printed certificates for the Registrable Shares, which are in a form eligible for deposit with The Depository Trust Company.

     (j) If requested by the Holders of a majority of the Registrable Shares being sold, enter into one or more customary "firm commitment" or "best efforts" underwriting agreements, engagement letters, agency agreements or similar agreements, as appropriate, and in such connection, whether or not any such agreement is entered into and whether or not the Registration is an underwritten registration, the Company shall (i) make such representations and warranties to the holders of such Registrable Shares and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and if true, confirm the same if and when requested,
(ii) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to such Holders of the Registrable Shares being sold), addressed to each such selling Holder of Registrable Shares and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each such selling Holder of Registrable Shares (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

     (k) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the

Securities Act, no later than forty-five (45) days after the end of any twelve
(12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Shares are sold to underwriters in a "firm commitment" or "best efforts" underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said twelve (12) month periods.

     The Company may require each seller of Registrable Shares as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Shares as the Company may, from time to time, request in writing and as, in the opinion of counsel for the Company, is required by law to effect such registration. If any such information with respect to a seller or such distribution of Registrable Shares is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Shareholder's Registrable Shares from such Registration Statement. Each seller of Registrable Shares agrees to notify the Company as promptly as practicable following its discovery of any material inaccuracy or material change in information so furnished by such seller to the Company or of the occurrence of any event that causes any prospectus relating to such registration to contain an untrue statement of a material fact or omit to state any material fact regarding such seller or such distribution of Registrable Shares that is required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     Each holder of Registrable Shares agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(v) or 5(c)(vi) hereof, that such Holder shall forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(g) hereof, or until such Holder is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus and, if requested by the Company, such Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request.

     Each holder of Registrable Shares further agrees not to utilize any material other than the applicable current Prospectus in connection with the offering of Registrable Shares pursuant to a Demand Registration or otherwise hereunder.

SECTION 6. Registration Expenses.

     (a) Whether or not any Registration Statement becomes effective, the Company shall pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including without limitation
(i) all registration and filing fees, (ii) fees and expenses of compliance with securities or Blue Sky laws, (iii) printing expenses (including without limitation expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter, if any, or by the Holders of a majority of the Registrable Shares included in any Registration Statement), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company and one special counsel for the sellers of Registrable Shares (subject to the provisions of Section 6(b) hereof), and (vi) fees and disbursements of all independent certified public accountants of the Company (including without limitation expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with the Registration Statement. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed. Notwithstanding the foregoing, each participating Holder shall pay all commissions, fees or discounts payable to brokers, dealers or underwriters and all transfer taxes in connection with the sale of its Registrable Shares.

     (b) In connection with any Demand Registration or Piggyback Registration (including any "shelf" registration in connection therewith) hereunder, the Company shall reimburse the Holders of the Registrable Shares being registered in such registration for the reasonable fees and disbursements of not more than one counsel (together with appropriate local counsel, if required) chosen by the Holders of a majority of all of such Registrable Shares.

SECTION 7. Underwritten Registrations.

     (a) Subject to Section 7(b) hereof, the Holders shall have the right, by written notice, to request that any Demand Registration be made pursuant to an underwritten offering.

     (b) In the case of any underwritten registration, the Company shall select (with the consent of the participating Holders) the institution or institutions that shall manage or lead the offering or placement. The Holders shall not be entitled to participate unless and until it or they shall enter into an underwriting or other agreement with such lead institutions for such offering in such form as the Company and such lead institutions shall reasonably determine.

SECTION 8. Indemnification.

     (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement or Prospectus, the officers, directors and agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparing, investigating or defending such claim and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon information furnished in writing to the Company by such holder expressly for use therein or any violation or alleged violation by the Company of the Securities Act, Exchange Act or any other federal or state securities laws, rule or regulation applicable to the Company and relating to the action or inaction by the Company in connection with any such registration or qualification; provided, however, that the Company shall not be liable to any Holder of Registrable Shares to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided further, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

     (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law (but in no event in an amount to exceed the gross proceeds received by such Holder upon the sale of its Shares pursuant to such Registration Statement), the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and that such information was relied upon by the Company in preparation of such Registration Statement or Prospectus or amendment, supplement or preliminary prospectus.

     (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt written notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (l) the indemnifying party agrees in writing to pay such fees and expenses, (2) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or (c) in the judgment of counsel to such indemnified party a conflict of interest is reasonably likely to exist between such indemnified party and any other of such indemnified parties with respect to such proceeding (in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding); provided, however, that the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not, without the written consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding); provided, however, that the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not, without the written consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

     (d) Contribution. If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms) or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 9. Miscellaneous.

     9.1 Termination. This Agreement and the obligations of the Company hereunder shall terminate on the earliest of (i) the tenth anniversary of the date hereof and (ii) the first date on which all Registrable Shares shall exist.

     9.2 Notices. All notices or communications hereunder shall be in writing (including telecopy or similar writing), addressed to the Holders as set forth on the signature pages hereto, and to the Company as follows:

           To the Company:

           Paracelsus Healthcare Corporation
           515 West Greens Road, Suite 800
           Houston, Texas  77067
           Attention: Robert C. Joyner,
           Senior Vice President and General Counsel
           Telecopier No.: 713-873-6686

           With a copy to:

           Skadden, Arps, Slate, Meagher & Flom
           300 South Grand Avenue, Suite 3400
           Los Angeles, CA 90071
           Attention: Thomas C. Janson, Jr.
           Telecopier No.: (213) 687-5600

     Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, (ii) one business day after being deposited with a next-day courier, postage prepaid, or (iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

     9.3 Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

     9.4 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by the Holder so long as such assignee becomes a party to and fully bound by this Agreement prior to or concurrently with such assignment.

     9.5 Entire Agreement. This Agreement represents the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof. This Agreement may be amended at any time by mutual written agreement of the parties hereto.

     9.6 Publicity. Each of the Holders and the Company agree that no public release or announcement concerning the transactions contemplated hereby shall be issued by either party without the prior consent of the other party, except to the extent that the Holders or the Company is advised by counsel that such release or announcement is necessary or advisable under applicable law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement shall provide the other party with an opportunity to review and comment on such release or announcement in advance of its issuance.

     9.7 Expenses. Except as otherwise specifically provided in Section 6 hereof, whether or not the transactions contemplated hereby are consummated, except as otherwise provided herein, all costs and expenses incurred in connection with the performance of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

     9.8 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

     9.10 Governing Law; Venue. This Agreement shall be construed, interpreted, and governed in accordance with the laws of the State of Incorporation of Paracelsus, without reference to rules relating to conflicts of law.

     9.11 Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

     9.12 No Inconsistent Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement or otherwise conflicts with the provisions hereof.

     9.13 Participation by Holders. Each Holder hereby agrees that it may not participate in any offering hereunder unless it (i) agrees to sell the Registrable Shares to be included by it therein in the manner and upon the terms and conditions provided in any underwriting or other agreement approved by the persons entitled hereunder to determine the method of distribution thereof and (ii) completes and executes such questionnaires, powers of attorney, indemnities, underwriting agreements or other similar documents reasonably required in accordance with the terms hereof or any agreement contemplated by the foregoing clause (i).

     9.14 Amendment. This Agreement, as to any amendment of rights, may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment action or omission to act given by the Holders of at lease a majority of the then existing Registrable Shares. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                            PARACELSUS HEALTHCARE CORPORATION


                            By: \s\ CHARLES R. MILLER
                                ------------------------------------
                                Name:   Charles R. Miller
                                Title:  President & COO


                            THE NORTHWESTERN MUTUAL
                            LIFE INSURANCE COMPANY

                            By: \s\ GARY A. POLINER
                               ------------------------------------
                               Name:   Gary A. Poliner
                               Title: Vice President

                               Number of Shares:
                               Address for Notice:
                               720 East Wisconsin
                               Milwaukee, Wisconsin 53202

                               with copies to:

                               Linda Gorens
                               Telephone: (414) 299-2480
                               Telecopy: (414) 299-7124

                               Beth M. Berger, Esq.
                               Telephone: (414) 299-4311
                               Telecopy: (414) 299-7016

                            INDOSUEZ CAPITAL ASSET ADVISORS, INC.

                            By: \s\ JOHN G. POPP
                               ------------------------------------
                               Name:   John G. Popp
                               Title: President

                            INDOSUEZ HIGH YIELD PARTNERS

                            By: \s\ JOHN G. POPP
                               ------------------------------------
                               Name:   John G. Popp
                               Title: Partner

                               Number of Shares:
                               Address for Notice:
                               1211 Avenue of the Americas
                               New York, New York  10056-8701

                               with a copy to:

                               Mike Monteleone
                               Telephone: (212) 278-2208
                               Telecopy: (212) 278-2203